Exhibit 10.9 Promissory Note to Mr. Smitten - $22,500

                                 PROMISSORY NOTE

Principal amount:  $22,500.00

Date: December 31, 2001

FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Richard Smitten the sum of Twenty-Two Thousand Five Hundred
Dollars ($22,500), with no interest thereon. Said sum shall be paid in the following manner: Upon demand.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of
Florida.

Stock Market Systems, Inc.

By: /s/Richard Smitten
      Richard Smitten, Pres.
Borrower